UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023– June 30, 2023

Item 1. Report of Shareholders.

(a)

USA LISTED NYSE

ALL STAR® FUNDS

Liberty All-Star® Equity Fund

Semi-Annual Report | June 30, 2023

Contents

1	President’s Letter
5	Table of Distributions, Rights Offerings and Tax Credits
6	Stock Changes in the Quarter and Distribution Policy
7	Top 20 Holdings and Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
11	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2023

In April, upbeat earnings reports from tech giants Alphabet, Amazon, Meta Platforms and Microsoft were fueled by surging interest in artificial intelligence (AI). Then, just before Memorial Day, NVIDIA, a key AI player, supercharged the rally with strong earnings and a forecast that exceeded expectations. With AI as the new catalyst, a small group of mega-cap stocks led the S&P 500® Index and the NASDAQ Composite Index, both of which posted strong gains in the first quarter, to continued leadership of the market in the second quarter.

The chief beneficiary of the AI rally, the NASDAQ Composite Index, ended the second quarter with a return of 13.05 percent and a first half return of 32.32 percent—its best first half in 40 years. The S&P 500® Index returned 8.74 percent for the quarter and 16.89 percent for the first half. The Dow Jones Industrial Average (DJIA) was the laggard; the index was void of many of the market leaders and returned 3.97 percent for the quarter and 4.94 percent for the first half.

Returns through the half were at odds with factors that would generally weigh on equity markets. Early in the second quarter, the Department of Labor reported that first quarter GDP slowed more than expected—falling to 1.1 percent from 2.6 percent in 4Q22 (the 1.1 percent reading was revised to 2.0 percent later in the quarter). Meanwhile, interest rates continued to rise. In May, the Federal Reserve increased the fed funds rate by a quarter-point; the move took the rate to a range of 5.00 to 5.25 percent and was the Fed’s 10th consecutive rate increase. While data indicated that inflation was moderating, the deceleration was not fast or sufficient enough to please the Federal Reserve. Midway through the quarter, for example, data showed the personal consumption expenditures (PCE) price index, the Fed’s preferred inflation gauge, rose a faster-than-expected 0.4 percent in April. From a year ago, the measure climbed 4.4 percent compared with 4.2 percent in March. Excluding food and energy, the core PCE index increased 0.4 percent from the prior month and 4.7 percent from April 2022.

In June, the Fed paused its interest rate increases, which was widely anticipated in the equity markets. At the same time, however, the Fed left the door open to future increases, observing that decisions would be driven by fresh data as it is received. As the third quarter began, a growing consensus favored the Fed resuming rate increases at its meeting in late July.

As it has been for months, the U.S. labor market was a double-edged sword: a positive for the economy in that unemployment remained low and job creation high, while that low unemployment along with a steady advance in wages was seen as a negative in the inflation fight (in the eyes of the Federal Reserve). Conflicting signals in May, when payrolls surged along with joblessness, serve as an example. Nonfarm payrolls increased 339,000 in that month versus a median estimate of 195,000; at the same time the unemployment rate increased 0.3 percent to 3.7 percent.

First quarter earnings reports for S&P 500® companies generally exceeded analysts’ expectations in both their size and breadth (first quarter earnings being reported during the second quarter). JPMorgan Chase agreed to acquire First Republic Bank in a government-led deal, putting to rest one of the biggest troubled banks remaining after turmoil engulfed the banking industry in March. On June 1, the U.S. Senate approved a bill that would allow the government to avoid a potentially disastrous default on its debt after an acrimonious battle in the House of Representatives. President Biden signed the bill, granting final approval. On June 8, the stock market officially entered a bull market, as the S&P 500® gained 20 percent since its October 2022 low. Surveys of consumer confidence were generally positive, e.g., late in the half the Conference Board reported that its June survey rose to the highest level since early 2022. And AI—with its promises and perils—was headline news. Some likened it to the dot.com bubble a quarter century ago. This time, however, it wasn’t start-up and IPO valuations soaring, but the shares of some of the largest enterprises in the world.

Semi-Annual Report (Unaudited) | June 30, 2023	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

As to how stocks fared by style, growth stocks outperformed value stocks for both the second quarter and the first half. The broad market Russell 3000® Growth Index returned 12.47 percent for the quarter and 28.05 percent for the first half. Respective figures for the Russell 3000® Value Index were 4.03 percent and 4.98 percent. Viewed from a longer-term perspective, among large cap stocks (as measured by the Russell 1000® Growth and Value indexes) the first half of 2023 represented the second-widest dispersion in returns between growth and value styles, exceeded only by the first half of 2020.

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund delivered good absolute returns in the second quarter and for the first half of the year. For the second quarter the Fund returned 6.99 percent when shares are valued at net asset value (NAV) with dividends reinvested and 6.95 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both returns lagged the 8.10 percent return of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. Fund returns also trailed the strong returns posted by the NASDAQ Composite and the S&P 500® but were well ahead of the DJIA’s quarterly return.

For the first half the Fund returned 14.21 percent when shares are valued at NAV with dividends reinvested and 19.13 percent when shares are valued at market price with dividends reinvested. Compared with the Lipper Large-Cap Core benchmark return of 15.03 percent the Fund’s NAV return was modestly lower but the market price return was well ahead. Relative to the S&P 500® Fund returns were mixed—lower than the index for the NAV return but higher for the market price return. Once again, Fund returns trailed that of the NASDAQ Composite while both measures of return, NAV and market price, were significantly higher than that of the DJIA.

In terms of return attribution for the first half, while the Fund performed well on an absolute basis an attribute that in most market environments is a strength—namely, greater diversification—meant the Fund could not keep pace with the extreme concentration evidenced by the S&P 500® and the NASDAQ Composite. Outside of those relatively few market-leading mega-cap stocks, the Fund generally outperformed. To illustrate: The Fund underperformed the top 20 percent of stocks in the S&P 500® with the largest market capitalizations because, being more diversified, the Fund had a smaller allocation to these names. However, the Fund outperformed the remaining 80 percent of stocks in the index.

To underscore the very narrow nature of the market in the first half, three of the 11 S&P sectors delivered double-digit returns, led by information technology’s 45.6 percent. Of the remaining eight sectors, three had negative returns and the remaining five sectors underperformed the S&P 500® return by an average of 12.0 percentage points. Another perspective: the median first half return for stocks in the S&P 500® was 4.9 percent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

During the second quarter the range over which Fund shares traded relative to their underlying NAV narrowed compared to the first quarter. The range extended from a premium of 1.3 percent to a discount of -1.8 percent. That compared with a premium of 2.3 percent and a discount of -2.2 percent in the first quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.15 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $29.98 per share for a total of more than $3.6 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

As noted, the Fund turned in solid results through the first half but on a relative basis lagged benchmarks—most notably the NASDAQ Composite—that reflected the meteoric performance of a handful of stocks. While it may be tempting to chase the returns of a few mega-cap stocks in the current environment the Fund will maintain its multi-management discipline which has proven effective through the history of the Fund. Fund portfolio decisions are made by highly skilled, experienced managers employing rigorous analysis, all of whom we at ALPS monitor on an ongoing basis. We believe that in ever-evolving markets this is a more consistent and reliable way to build a sound portfolio for the long term.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2023 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2023	3

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2023)
Net Asset Value (NAV)	$6.42
Market Price	$6.47
Premium	0.8%

	Quarter	Year-to-Date
Distributions*	$0.15	$0.30
Market Price Trading Range	$5.82 to $6.49	$5.72 to $6.52
Premium/(Discount) Range	1.3% to -1.8%	2.3% to -2.2%

Performance (Periods ended June 30, 2023)
Shares Valued at NAV with Dividends Reinvested	6.99%	14.21%
Shares Valued at Market Price with Dividends Reinvested	6.95%	19.13%
Dow Jones Industrial Average	3.97%	4.94%
Lipper Large-Cap Core Mutual Fund Average	8.10%	15.03%
NASDAQ Composite Index	13.05%	32.32%
S&P 500® Index	8.74%	16.89%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2023.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500 ® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed -end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions, Rights Offerings and Tax Credits

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023
1st Quarter	0.15
2nd Quarter	0.15
Total	$29.98

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

Semi-Annual Report (Unaudited) | June 30, 2023	5

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the largest ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2023.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/23
Purchases
Carrier Global Corp.	221,598	221,598
Sales
Adobe, Inc.	(12,615)	59,422
Booking Holdings, Inc.	(3,149)	7,706
General Electric Co.	(95,130)	75,902
Intuitive Surgical, Inc.	(20,156)	42,634
PACCAR, Inc.	(134,420)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2023 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	3.39%
Alphabet, Inc.	2.96
Amazon.com, Inc.	2.34
NVIDIA Corp.	2.25
UnitedHealth Group, Inc.	2.13
Visa, Inc.	2.10
ServiceNow, Inc.	1.93
S&P Global, Inc.	1.73
Adobe, Inc.	1.67
Sony Group Corp.	1.40
Salesforce, Inc.	1.28
Danaher Corp.	1.23
Capital One Financial Corp.	1.22
Ecolab, Inc.	1.20
Booking Holdings, Inc.	1.20
Fresenius Medical Care AG & Co. KGaA	1.18
IQVIA Holdings, Inc.	1.18
Charles Schwab Corp.	1.14
Dollar General Corp.	1.12
Autodesk, Inc.	1.00
33.65%

Economic Sectors*	Percent of Net Assets
Financials	20.69%
Information Technology	19.81
Health Care	14.13
Consumer Discretionary	13.31
Industrials	7.50
Materials	5.75
Communication Services	5.56
Consumer Staples	4.67
Energy	2.22
Real Estate	1.95
Utilities	1.48
Other Net Assets	2.93
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2023	7

Liberty All-Star® Equity Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2023 (Unaudited)

	Investment Style Spectrum
	Value			Growth
						TOTAL	S&P 500®
	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	FUND	INDEX
Number of Holdings	37	29	43	30	31	145*	503
Percent of Holdings in Top 10	41%	45%	34%	44%	54%	22%	31%
Weighted Average Market Capitalization (billions)	$69	$182	$193	$407	$567	$291	$682
Average Five-Year Earnings Per Share Growth	8%	6%	17%	17%	18%	14%	17%
Dividend Yield	2.4%	1.2%	2.0%	0.7%	0.5%	1.3%	1.5%
Price/Earnings Ratio**	14x	21x	18x	38x	49x	23x	23x
Price/Book Value Ratio	1.4x	3.3x	3.1x	6.5x	5.5x	3.1x	4.0x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Gregory Padilla, CFA Portfolio Manager, Senior Global Research Analyst Aristotle Capital Management, LLC

A LONG-TERM PERSPECTIVE HELPS ARISTOTLE IDENTIFY COMPANIES ABLE TO CONTROL THEIR OWN DESTINIES EVEN AS MARKETS FLUCTUATE

Aristotle Capital Management seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where catalysts exist that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up, research-driven process and invests with a long-term perspective. We recently had the opportunity to talk with Aristotle Portfolio Manager and Senior Global Research Analyst Gregory Padilla, CFA. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

Aristotle looks past short-term uncertainties—and there have been many of them in the first half of 2023—to focus on the business fundamentals of potential and existing portfolio companies. What are the primary business fundamentals on which you focus?

We prefer to buy good or improving companies at attractive valuations as opposed to mediocre companies at fire sale prices. We are focused on long-term investments in companies with sustainable competitive advantages, run by experienced management teams, with the ability to generate free cash flow through various market cycles. Over time our team develops strong relationships with management and a deep understanding of the business. If our analysis of the quality and durability of the company is correct, and we have been disciplined on the price we pay, time should work in our favor. This benefit of time is particularly important for those with a long-term perspective as it also allows investors to sleep soundly at night knowing that the portfolio companies control their destiny, regardless of market fluctuations.

Despite those uncertainties, some areas of the market had a good first half. Performance was heavily dependent on just a small group of sectors and stocks while the great majority of stocks—regardless of style or capitalization—have lagged. Do you recall the market ever being so concentrated? Do you see risk when investors overlook the fundamental tenet of diversification and significantly overweight a handful of stocks?

As measured by the S&P 500® Index, the market is likely at or near its highest-ever level of concentration. Over time we have seen different cohorts of companies dominate headlines, from the “four horsemen” to “FAANG” then “FAANGM” and now “the magnificent

“As measured by the S&P 500® Index, the market is likely at or near its highest-ever level of concentration.”

Semi-Annual Report (Unaudited) | June 30, 2023	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

seven.”1 These recent leaders have propelled the S&P 500®, a market capitalization-weighted index, higher by 16.9 percent while the equal-weighted index rose 7.0 percent for the first half of 2023. History has shown that the comfort of running with the herd is a behavioral bias that often leads to poor outcomes. We believe the benefits of thinking independently are as fruitful today as in any time in recent history.

Aristotle seeks to invest in companies that are selling at a significant discount to their intrinsic value and where a catalyst or catalysts exist that may lead to a fuller realization of true market value. Please give us two examples of holdings in the portion of the Liberty All-Star Equity Fund that you manage where a catalyst played such a role and identify what the catalyst was.

Lennar (LEN) is a stock we have owned since 2011. The catalysts we saw in 2011 are very different from the catalysts today. In 2011, Lennar owned land that was carried on its balance sheet significantly below what we believed was fair market value. This positioned the company for future margin expansion as Lennar delivered homes at increasingly higher prices. In recent years as land prices have increased, the company shifted from owned land to optioned land. This catalyst has allowed Lennar to be less capital intensive and more nimble, paving the way for higher and more consistent returns on equity.

A more recent addition to the portfolio is Activision (ATVI). We purchased shares of Activision earlier this year and while the pending acquisition by Microsoft would be a positive for shareholders, this is not a catalyst for Aristotle. Rather, a key catalyst in our eyes is Activision’s continued potential to generate increased cash flows from in-game purchases and advertising, two revenue streams that were immaterial contributors several years ago.

Is there a typical holding period for an Aristotle portfolio company? If your expectations are not realized within a certain timeframe is the stock simply sold or is it reevaluated? Same question in the case of a stock that exceeds expectations.

We evaluate companies over rolling three- and five-year periods. Our long-term focus has resulted in annual turnover of roughly 15 percent, suggesting our average holding period is closer to seven years. We do not target a low turnover rate. Rather, we choose to spend our time paying attention to the investments we currently own. When a company changes its strategy or loses key executive talent, we’ll take action. Also, if a stock reaches or exceeds our estimates of intrinsic value, we will protect our clients’ capital and find what we believe to be more compelling investments.

“We do not target a low turnover rate. Rather, we choose to spend our time paying attention to the investments we currently own.”

Thank you for the insights into Aristotle’s thinking on topics that are timely in today’s market environment.

1 “The magnificent seven” are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.07%)
COMMUNICATION SERVICES (5.56%)
Entertainment (0.96%)
Activision Blizzard, Inc.	91,000	$7,671,300
Netflix, Inc.(a)	20,491	9,026,081
		16,697,381
Interactive Media & Services (2.96%)
Alphabet, Inc., Class A(a)	135,960	16,274,412
Alphabet, Inc., Class C(a)	291,401	35,250,779
		51,525,191
Media (1.64%)
Charter Communications, Inc., Class A(a)	22,843	8,391,833
Omnicom Group, Inc.	119,330	11,354,249
Trade Desk, Inc., Class A(a)	112,616	8,696,208
		28,442,290
CONSUMER DISCRETIONARY (13.31%)
Automobile Components (1.85%)
Cie Generale des Etablissements Michelin SCA(b)	433,000	6,382,420
Lear Corp.	109,726	15,751,167
Magna International, Inc., Class A	178,072	10,050,384
		32,183,971
Broadline Retail (2.34%)
Amazon.com, Inc.(a)	312,436	40,729,157

Hotels, Restaurants & Leisure (2.52%)
Booking Holdings, Inc.(a)	7,706	20,808,743
Starbucks Corp.	109,542	10,851,231
Yum! Brands, Inc.	87,088	12,066,042
		43,726,016
Household Durables (2.86%)
Lennar Corp., Class A	93,500	11,716,485
Mohawk Industries, Inc.(a)	67,297	6,942,359
Newell Brands, Inc.	783,352	6,815,162
Sony Group Corp.(b)	269,855	24,297,744
		49,771,750
Specialty Retail (2.00%)
CarMax, Inc.(a)	146,723	12,280,715
Home Depot, Inc.	29,260	9,089,326
TJX Cos., Inc.	67,379	5,713,065
Ulta Beauty, Inc.(a)	16,342	7,690,464
		34,773,570

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (1.74%)
Gildan Activewear, Inc.(c)	322,869	$10,409,297
NIKE, Inc., Class B	68,005	7,505,712
PVH Corp.	77,568	6,590,953
Skechers U.S.A., Inc., Class A(a)	107,237	5,647,100
		30,153,062
CONSUMER STAPLES (4.67%)
Beverages (0.87%)
Coca-Cola Co.	135,500	8,159,810
Constellation Brands, Inc., Class A	28,400	6,990,092
		15,149,902
Consumer Staples Distribution & Retail (1.67%)
Costco Wholesale Corp.	21,319	11,477,723
Dollar Tree, Inc.(a)	76,177	10,931,400
SYSCO Corp.	87,800	6,514,760
		28,923,883
Household Products (0.44%)
Procter & Gamble Co.	50,700	7,693,218

Multiline Retail (1.12%)
Dollar General Corp.	114,510	19,441,508

Personal Care Products (0.57%)
Unilever PLC(b)	191,331	9,974,085

ENERGY (2.22%)
Energy Equipment & Services (0.94%)
Halliburton Co.	159,764	5,270,614
NOV, Inc.	316,776	5,081,087
Schlumberger NV	120,475	5,917,732
		16,269,433
Oil, Gas & Consumable Fuels (1.28%)
Coterra Energy, Inc.	326,100	8,250,330
Phillips 66	61,100	5,827,718
Shell PLC(b)	134,846	8,142,002
		22,220,050
FINANCIALS (20.69%)
Banks (4.07%)
Bank of America Corp.	343,426	9,852,892
Citigroup, Inc.	311,076	14,321,939
Commerce Bancshares, Inc.	73,710	3,589,677

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
Cullen/Frost Bankers, Inc.	52,400	$5,634,572
JPMorgan Chase & Co.	69,655	10,130,623
Mitsubishi UFJ Financial Group, Inc.(b)(c)	724,500	5,339,565
PNC Financial Services Group, Inc.	45,800	5,768,510
U.S. Bancorp	29,572	977,059
Wells Fargo & Co.	357,023	15,237,742
		70,852,579
Capital Markets (5.97%)
Ameriprise Financial, Inc.	29,500	9,798,720
BlackRock, Inc.	9,656	6,673,648
Blackstone Group LP	75,400	7,009,938
Charles Schwab Corp.	350,821	19,884,534
Goldman Sachs Group, Inc.	16,458	5,308,363
MSCI, Inc.	23,530	11,042,394
Northern Trust Corp.	120,542	8,936,984
S&P Global, Inc.	75,161	30,131,293
UBS Group AG	242,844	4,922,448
		103,708,322
Consumer Finance (1.75%)
American Express Co.	52,531	9,150,900
Capital One Financial Corp.	194,392	21,260,653
		30,411,553
Financial Services (5.55%)
Berkshire Hathaway, Inc., Class B(a)	47,034	16,038,594
Equitable Holdings, Inc.	371,413	10,087,577
FleetCor Technologies, Inc.(a)	38,829	9,749,185
Mastercard, Inc., Class A	33,523	13,184,596
PayPal Holdings, Inc.(a)	62,945	4,200,320
Visa, Inc., Class A	153,827	36,530,836
Voya Financial, Inc.	92,584	6,639,199
		96,430,307
Insurance (3.35%)
American International Group, Inc.	85,780	4,935,781
Aon PLC, Class A	42,427	14,645,800
Arch Capital Group, Ltd.(a)	99,774	7,468,084
Axis Capital Holdings, Ltd.	129,401	6,965,656
Cincinnati Financial Corp.	57,489	5,594,830
MetLife, Inc.	187,494	10,599,036
Progressive Corp.	60,912	8,062,921
		58,272,108

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (14.13%)
Biotechnology (0.97%)
Amgen, Inc.	36,600	$8,125,932
Regeneron Pharmaceuticals, Inc.(a)	12,214	8,776,248
		16,902,180
Health Care Equipment & Supplies (4.70%)
Alcon, Inc.	100,000	8,211,000
Align Technology, Inc.(a)	13,852	4,898,621
Boston Scientific Corp.(a)	164,469	8,896,128
Dexcom, Inc.(a)	74,242	9,540,839
GE HealthCare Technologies, Inc.	40,428	3,284,371
Intuitive Surgical, Inc.(a)	42,634	14,578,270
Koninklijke Philips NV(c)	416,546	9,034,883
Medtronic PLC	161,322	14,212,468
Smith & Nephew PLC(b)(c)	283,558	9,144,746
		81,801,326
Health Care Providers & Services (3.59%)
Cardinal Health, Inc.	52,166	4,933,339
Fresenius Medical Care AG & Co. KGaA(b)	854,142	20,439,618
UnitedHealth Group, Inc.	77,035	37,026,102
		62,399,059
Life Sciences Tools & Services (3.10%)
Danaher Corp.	89,309	21,434,160
IQVIA Holdings, Inc.(a)	90,900	20,431,593
Thermo Fisher Scientific, Inc.	22,908	11,952,249
		53,818,002
Pharmaceuticals (1.77%)
Bristol-Myers Squibb Co.	115,431	7,381,812
Merck & Co., Inc.	81,700	9,427,363
Pfizer, Inc.	76,452	2,804,259
Zoetis, Inc.	64,574	11,120,289
		30,733,723
INDUSTRIALS (7.50%)
Aerospace & Defense (0.36%)
General Dynamics Corp.	29,400	6,325,410

Building Products (2.00%)
Carlisle Cos., Inc.	41,584	10,667,543
Carrier Global Corp.	221,598	11,015,637
Masco Corp.	228,029	13,084,304
		34,767,484

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (0.43%)
Waste Connections, Inc.	52,689	$7,530,839

Electrical Equipment (0.47%)
Eaton Corp. PLC	40,272	8,098,699

Industrial Conglomerates (0.95%)
General Electric Co.	75,902	8,337,834
Honeywell International, Inc.	39,000	8,092,500
		16,430,334
Machinery (2.02%)
Oshkosh Corp.	55,100	4,771,109
Parker-Hannifin Corp.	29,900	11,662,196
Wabtec Corp.	92,513	10,145,901
Xylem, Inc.	75,500	8,502,810
		35,082,016
Professional Services (0.33%)
TransUnion	74,151	5,808,248

Trading Companies & Distributors (0.94%)
Ferguson PLC	103,790	16,327,205

INFORMATION TECHNOLOGY (19.81%)
Electronic Equipment & Instruments (0.41%)
TE Connectivity Ltd.	51,086	7,160,214

Electronic Equipment, Instruments & Components (0.69%)
CDW Corp.	65,742	12,063,657

IT Services (1.31%)
Amdocs, Ltd.	67,795	6,701,536
Cognizant Technology Solutions Corp., Class A	183,958	12,008,778
Snowflake, Inc., Class A(a)	23,216	4,085,552
		22,795,866
Semiconductors & Semiconductor Equipment (4.91%)
ASML Holding N.V.	14,114	10,229,122
Enphase Energy, Inc.(a)	24,857	4,163,050
Microchip Technology, Inc.	125,600	11,252,504
Micron Technology, Inc.	199,535	12,592,654
NVIDIA Corp.	92,449	39,107,776

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	66,400	$7,904,256
		85,249,362
Software (12.49%)
Adobe, Inc.(a)	59,422	29,056,764
ANSYS, Inc.(a)	31,500	10,403,505
Autodesk, Inc.(a)	84,854	17,361,977
Crowdstrike Holdings, Inc., Class A(a)	50,159	7,366,852
Intuit, Inc.	23,914	10,957,156
Microsoft Corp.	172,845	58,860,636
Salesforce, Inc.(a)	105,382	22,263,001
SAP SE(b)	94,229	12,891,470
ServiceNow, Inc.(a)	59,757	33,581,641
Workday, Inc., Class A(a)	63,714	14,392,355
		217,135,357
MATERIALS (5.75%)
Chemicals (3.81%)
Corteva, Inc.	217,400	12,457,020
Dow, Inc.	299,505	15,951,636
Ecolab, Inc.	112,000	20,909,280
RPM International, Inc.	80,400	7,214,292
Sherwin-Williams Co.	36,371	9,657,228
		66,189,456
Construction Materials (0.67%)
Martin Marietta Materials, Inc.	25,300	11,680,757

Containers & Packaging (1.27%)
Avery Dennison Corp.	79,339	13,630,440
Ball Corp.	146,405	8,522,235
		22,152,675
REAL ESTATE (1.95%)
Residential REITs (0.32%)
Equity LifeStyle Properties, Inc.	81,739	5,467,522

Specialized REITs (1.63%)
American Tower Corp.	51,747	10,035,813
Crown Castle, Inc.	50,600	5,765,364
Equinix, Inc.	16,028	12,564,990
		28,366,167

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
UTILITIES (1.48%)
Electric Utilities (0.99%)
Edison International	143,112	$9,939,128
Xcel Energy, Inc.	118,000	7,336,060
		17,275,188
Gas Utilities (0.49%)
Atmos Energy Corp.	72,300	8,411,382

TOTAL COMMON STOCKS
(COST OF $1,402,259,015)		1,687,321,464

SHORT TERM INVESTMENTS (3.99%)
MONEY MARKET FUND (2.73%)
State Street Institutional US Government Money Market Fund, 5.02%(d)
(COST OF $47,524,025)	47,524,025	47,524,025

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (1.26%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%
(COST OF $21,852,827)	21,852,827	21,852,827

TOTAL SHORT TERM INVESTMENTS
(COST OF $69,376,852)		69,376,852

TOTAL INVESTMENTS (101.06%)
(COST OF $1,471,635,867)		1,756,698,316

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.06%)		(18,489,238)

NET ASSETS (100.00%)		$1,738,209,078

NET ASSET VALUE PER SHARE
(270,856,813 SHARES OUTSTANDING)		$6.42

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $26,099,172.
(d)	Rate reflects seven-day effective yield on June 30, 2023.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	17

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

ASSETS:
Investments at value (Cost $1,471,635,867)(a)	$1,756,698,316
Receivable for investment securities sold	8,227,695
Dividends and interest receivable	1,309,563
Tax reclaim receivable	334,186
Prepaid and other assets	65,054
TOTAL ASSETS	1,766,634,814

LIABILITIES:
Payable for investments purchased	4,930,195
Investment advisory fee payable	950,030
Payable for administration, pricing and bookkeeping fees	243,876
Payable for collateral upon return of securities loaned	21,852,827
Accrued expenses	448,808
TOTAL LIABILITIES	28,425,736
NET ASSETS	$1,738,209,078

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,502,575,883
Total distributable earnings	235,633,195
NET ASSETS	$1,738,209,078

Shares of common stock outstanding
(unlimited number of shares of beneficial interest without par value authorized)	270,856,813
NET ASSET VALUE PER SHARE	$6.42

(a)	Includes securities on loan of $26,099,172.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $385,830)	$12,716,612
Securities lending income	33,624
TOTAL INVESTMENT INCOME	12,750,236

EXPENSES:
Investment advisory fee	5,568,891
Administration, pricing and bookkeeping fees	1,389,307
Audit fee	10,144
Custodian fee	41,172
Insurance expense	26,618
Legal fees	80,526
NYSE fee	142,413
Proxy fees	61,888
Shareholder communication expenses	43,399
Transfer agent fees	68,230
Trustees' fees and expenses	167,686
Miscellaneous expenses	10,886
TOTAL EXPENSES	7,611,160
NET INVESTMENT INCOME	5,139,076

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	67,224,413
Net realized gain on foreign currency transactions	214
Net change in unrealized appreciation on investments	146,870,237
Net change in unrealized depreciation on foreign currency transactions	(787)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	214,094,077
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$219,233,153

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2023	19

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
FROM OPERATIONS:
Net investment income	$5,139,076	$8,782,609
Net realized gain on investment transactions	67,224,627	100,504,941
Net change in unrealized appreciation/(depreciation) on investments	146,869,450	(521,449,789)
Net Increase/(Decrease) in Net Assets From Operations	219,233,153	(412,162,239)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(80,040,153)	(103,640,065)
Return of capital	–	(74,499,904)
Total Distributions	(80,040,153)	(178,139,969)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	(224,764	)(a)
Dividend reinvestments	33,017,073	72,897,203
Net increase resulting from Capital Share Transactions	33,017,073	72,672,439
Total Increase/(Decrease) in Net Assets	172,210,073	(517,629,769)

NET ASSETS:
Beginning of period	1,565,999,005	2,083,628,774
End of period	$1,738,209,078	$1,565,999,005

(a)	Offering expenses in the 2022 fiscal year relate to an offering from the prior fiscal year.

See Notes to Financial Statements.

20	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2023		For the Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018

$5.90		$8.20	$7.37	$6.90	$5.89	$6.87

0.02		0.03	0.02	0.03	0.05	0.05
0.80		(1.64)	1.67	1.07	1.62	(0.35)
0.82		(1.61)	1.69	1.10	1.67	(0.30)

(0.30)		(0.03)	(0.02)	(0.03)	(0.05)	(0.05)
–		(0.37)	(0.74)	(0.60)	(0.59)	(0.51)
–		(0.29)	(0.05)	–	(0.02)	(0.12)
(0.30)		(0.69)	(0.81)	(0.63)	(0.66)	(0.68)
–		–	(0.05)	–	–	–
$6.42		$5.90	$8.20	$7.37	$6.90	$5.89
$6.47		$5.70	$8.38	$6.90	$6.77	$5.38

14.2	%(d)	(20.1%)	24.0%	18.0%	30.1%	(4.5%)
19.1	%(d)	(24.5%)	35.3%	12.6%	39.7%	(4.9%)

$1,738		$1,566	$2,084	$1,599	$1,440	$1,183
0.94	%(e)	0.93%	0.93%	1.02%	0.99%	1.00%
0.63	%(e)	0.52%	0.23%	0.44%	0.73%	0.72%
11	%(d)	23%	22%	45%	23%	22%

Semi-Annual Report (Unaudited) | June 30, 2023	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated ALPS Advisors, Inc. (the "Advisor") as the Fund's Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2023, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Semi-Annual Report (Unaudited) | June 30, 2023	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2023:

Market Value of	Cash Collateral	Non-Cash Collateral	Total Collateral
Securities on Loan	Received	Received	Received
$26,099,172	$21,852,827	$4,351,849	$26,204,676

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2023:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$21,852,827	$–	$–	$–	$21,852,827
Total Borrowings					$21,852,827
Gross amount of recognized liabilities for securities lending (collateral received)					$21,852,827

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,687,321,464	$–	$–	$1,687,321,464
Short Term Investments	69,376,852	–	–	69,376,852
Total	$1,756,698,316	$–	$–	$1,756,698,316

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2023.

Semi-Annual Report (Unaudited) | June 30, 2023	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2023.

Semi-Annual Report (Unaudited) | June 30, 2023	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2022 were as follows:

Distributions Paid From:	December 31, 2022
Ordinary Income	$8,717,821
Long-term capital gains	102,524,328
Return of Capital	74,499,904
Total	$185,742,053

The Fund declared a distribution of $39,404,174 with an ex-date in 2022 that was paid in 2023. Such amount is not included above, and the tax character of such distributions will be determined at the end of 2023.

As of June 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,471,909,872	$392,514,244	$(107,725,800)	$284,788,444

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2023.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

As of and during the six months ended June 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2023 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2023 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Semi-Annual Report (Unaudited) | June 30, 2023	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2023 (Unaudited)

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six month period ended June 30, 2023, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $178,351,280 and $229,353,784 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2023 and the year ended December 31, 2022, distributions in the amounts of $33,017,073 and $72,897,203, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,387,185 and of 11,222,170 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price-ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2023	33

ALL-STAR EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE

(b) Not applicable

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Schedule.

(a) Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2023, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley
President (Principal Executive Officer)

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ Mark Haley
Mark Haley
President (Principal Executive Officer)

Date:	September 6, 2023

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	September 6, 2023